DEAN WITTER CAPITAL GROWTH SECURITIES  TWO WORLD TRADE CENTER, NEW YORK, NEW
                                       YORK 10048
LETTER TO THE SHAREHOLDERS

DEAR SHAREHOLDER:

When the fiscal year began on November 1, 1994, the Federal Reserve Board was in the midst of aggressively tightening monetary policy with the hopes of orchestrating a "soft landing" for the economy and restraining inflation. By the first quarter of 1995, it appeared that the central bank's strategy was on the mark, as both the stock and bond markets advanced. The U.S. equity market, led by technology and financial stocks, scaled new heights during the second quarter. Clearly, the bulls had a lot to celebrate: the expectation of slower U.S. growth (with no recession), containment of inflation, continued profit increases, a balanced budget bill, slower growth overseas and an improvement in the dollar.

As the fiscal year came to a close on October 31, 1995, stock prices sprinted higher, with the intrepid technology sector propelling several major averages to record levels. Overall, the fiscal year ended October 31, 1995 was favorable to equity investors.

PERFORMANCE AND PORTFOLIO

Against this backdrop, Dean Witter Capital Growth Securities produced a total return of 21.42 percent compared to a return of 26.43 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). This underperformance of the broad-based S&P 500 Index was primarily due to the Fund's lack of exposure to technology and emerging growth stocks, which led the stock market's rally.

Although Capital Growth Securities underperformed in comparison with the market for most of its fiscal year, late in the year we noticed a shift in investors' attention away from highly volatile technology and high performance growth stocks toward high quality, consistent growth stocks such as those held in the Fund's portfolio. Going forward, we believe this trend into high quality growth stocks will continue. The accompanying chart illustrates the growth of a $10,000 investment in the Fund from inception (April 2, 1990) through the fiscal year ended October 31, 1995 versus a similar investment in the securities that comprise the S&P 500 Index.

DEAN WITTER CAPITAL GROWTH SECURITIES
LETTER TO THE SHAREHOLDERS, CONTINUED

During the past twelve months, we have initiated purchases of Microsoft, American International Group, Home Depot, U.S. Healthcare, Computer Associates, Johnson & Johnson, and Medtronic. We sold the Fund's positions in Crawford & Co. (Class B) and Banc One, as these two issues no longer qualified for the portfolio under the Fund's rigorous screening process. As of October, 1995, the portfolio consisted of forty-seven (47) equity issues spread among thirty-eight
(38) industry groups.

LOOKING AHEAD
                                                    [GRAPHIC]
Until recently we have experienced
enormous price strength in the equity
market. Yet in the past month or so, we
have begun to see some indications of a
slowdown: long-term interest rates were
down in mid-October and economic
indicators, including a flattened yield
curve, point to restrained inflation in
the months ahead. The common stocks
held in the Fund's portfolio are
well-established growth companies with
good long-term performance prospects.
Consequently, the Fund remains
relatively fully invested.
                                                    [GRAPHIC]
We appreciate your ongoing support of
Dean Witter Capital Growth Securities
and look forward to continuing to serve
your investment needs.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER CAPITAL GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------

             COMMON STOCKS (97.4%)
             ADVERTISING (2.3%)
   284,200   Interpublic Group of Companies,
             Inc.................................  $    11,012,750
                                                   ---------------
             APPAREL (2.2%)
   255,000   Cintas Corp.........................       10,710,000
                                                   ---------------
             AUTOMOTIVE - REPLACEMENT PARTS (2.3%)
   283,200   Genuine Parts Co....................       11,221,800
                                                   ---------------
             BANKING (2.2%)
   160,600   Fifth Third Bancorp.................       10,760,200
                                                   ---------------
             BEVERAGES - ALCOHOLIC (2.2%)
   159,800   Anheuser-Busch Companies, Inc.......       10,546,800
                                                   ---------------
             BEVERAGES - SOFT DRINKS (2.2%)
   151,000   Coca Cola Co........................       10,853,125
                                                   ---------------
             BIOTECHNOLOGY (0.3%)
    25,000   Medtronic Inc.......................        1,443,750
                                                   ---------------
             BUSINESS SYSTEMS (2.4%)
   242,600   General Motors Corp. (Class E)......       11,432,525
                                                   ---------------
             CHEMICALS - SPECIALTY (2.2%)
   226,200   Sigma-Aldrich Corp..................       10,744,500
                                                   ---------------
             COMPUTER SERVICES (2.3%)
   155,800   Automatic Data Processing, Inc......       11,139,700
                                                   ---------------
             COMPUTER SOFTWARE (4.5%)
   204,550   Computer Associates International,
             Inc.................................       11,250,250
   107,000   Microsoft Corp.*....................       10,700,000
                                                   ---------------
                                                        21,950,250
                                                   ---------------
             CONSUMER SERVICES (2.2%)
   252,800   Block (H.&R.), Inc..................       10,428,000
                                                   ---------------
             COSMETICS (2.3%)
   225,200   International Flavors & Fragrances
             Inc.................................       10,865,900
                                                   ---------------
             DRUGS (4.4%)
   252,500   Forest Laboratories, Inc.*..........       10,447,187
   203,000   Schering-Plough Corp................       10,885,875
                                                   ---------------
                                                        21,333,062
                                                   ---------------
             DRUGS & HEALTHCARE (2.2%)
   269,500   Abbott Laboratories.................       10,712,625
                                                   ---------------
             ELECTRICAL EQUIPMENT (2.3%)
   175,400   Grainger (W.W.), Inc................       10,962,500
                                                   ---------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             ELECTRONICS (2.3%)
   209,600   Dionex Corp.*.......................  $    11,161,200
                                                   ---------------
             ENTERTAINMENT (2.2%)
   405,500   Circus Circus Enterprises, Inc.*....       10,796,438
                                                   ---------------
             FINANCIAL - MISCELLANEOUS (2.3%)
   104,000   Federal National Mortgage
             Association.........................       10,907,000
                                                   ---------------
             FOOD WHOLESALERS (2.3%)
   364,200   Sysco Corp..........................       11,062,575
                                                   ---------------
             FOODS (6.4%)
   276,700   ConAgra, Inc........................       10,687,537
   274,084   Tootsie Roll Industries, Inc........        9,901,285
   222,800   Wrigley (Wm.) Jr. Co. (Class A).....       10,360,200
                                                   ---------------
                                                        30,949,022
                                                   ---------------
             GOLD MINING (2.1%)
   438,000   Barrick Gold Corp. (Canada).........       10,128,750
                                                   ---------------
             HEALTH CARE - MISCELLANEOUS (2.2%)
   275,500   U.S. HealthCare, Inc................       10,606,750
                                                   ---------------
             HOUSEWARES (0.8%)
   142,400   Rubbermaid, Inc.....................        3,720,200
                                                   ---------------
             INSURANCE (2.3%)
   131,100   American International Group,
             Inc.................................       11,061,562
                                                   ---------------
             MACHINERY - DIVERSIFIED (2.3%)
   245,500   Thermo Electron Corp.*..............       11,293,000
                                                   ---------------
             MANUFACTURED HOUSING (2.3%)
   419,000   Clayton Homes, Inc..................       10,998,750
                                                   ---------------
             MANUFACTURING (4.5%)
   497,700   Federal Signal Corp.................       11,136,038
   366,000   Loral Corp..........................       10,842,750
                                                   ---------------
                                                        21,978,788
                                                   ---------------
             MANUFACTURING - DIVERSIFIED (2.3%)
   299,000   Sherwin-Williams Co.................       11,249,875
                                                   ---------------
             MEDICAL EQUIPMENT (4.4%)
   635,100   Biomet, Inc.*.......................       10,558,538
   234,000   Stryker Corp........................       10,559,250
                                                   ---------------
                                                        21,117,788
                                                   ---------------
             PHARMACEUTICALS (0.3%)
    18,000   Johnson & Johnson...................        1,467,000
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995, CONTINUED

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             RESTAURANTS (6.6%)
   855,000   Brinker International, Inc.*........  $    10,366,875
   517,200   International Dairy Queen, Inc.
             (Class A)*..........................       10,990,500
   260,000   McDonald's Corp.....................       10,660,000
                                                   ---------------
                                                        32,017,375
                                                   ---------------
             RETAIL - DEPARTMENT STORES (2.1%)
   469,800   Wal-Mart Stores, Inc................       10,159,425
                                                   ---------------
             RETAIL - DRUG STORES (2.3%)
   395,800   Walgreen Co.........................       11,280,300
                                                   ---------------
             RETAIL - FOOD CHAINS (2.3%)
   330,300   Albertson's Inc.....................       10,982,475
                                                   ---------------
             RETAIL - SPECIALTY (2.2%)
   283,000   Home Depot, Inc.....................       10,541,750
                                                   ---------------
             TOBACCO (2.2%)
   359,100   UST, Inc............................       10,773,000
                                                   ---------------
             UTILITIES (2.2%)
   488,943   Citizens Utilities Co. (Series
             A)*.................................        5,378,373
   494,995   Citizens Utilities Co. (Series
             B)*.................................        5,506,819
                                                   ---------------
                                                        10,885,192
                                                   ---------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $387,271,209)......      471,255,702
                                                   ---------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
------------------------------------------------------------------

             SHORT-TERM INVESTMENTS (0.6%)
             U.S. GOVERNMENT AGENCY (a) (0.5%)
 $   2,400   Student Loan Marketing Association
             5.82% due 11/01/95 (Amortized Cost
             $2,400,000).........................        2,400,000
                                                   ---------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
------------------------------------------------------------------

             REPURCHASE AGREEMENT (0.1%)
 $     498   The Bank of New York 5.8125% due
             11/01/95 (dated 10/31/95; proceeds
             $497,905; collaterized by $520,916
             Federal National Mortgage
             Association 7.50% due 10/25/19
             valued at $531,976) (Identified Cost
             $497,825)...........................  $       497,825
                                                   ---------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $2,897,825)........        2,897,825
                                                   ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$390,169,034) (b)...........       98.0%   474,153,527

OTHER ASSETS IN EXCESS OF
LIABILITIES.................        2.0      9,716,176
                                  -----   ------------

NET ASSETS..................      100.0%  $483,869,703
                                  -----   ------------
                                  -----   ------------

---------------------
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown reflects a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes is $391,394,213; the aggregate gross unrealized appreciation is $93,227,282 and the aggregate gross unrealized depreciation is $10,467,968, resulting in net unrealized appreciation of $82,759,314.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
Investments in securities, at value
  (identified cost $390,169,034)............................  $474,153,527
Receivable for:
    Investments sold........................................    13,338,071
    Shares of beneficial interest sold......................       417,110
    Dividends...............................................       210,053
Prepaid expenses and other assets...........................        18,569
                                                              ------------

     TOTAL ASSETS...........................................   488,137,330
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     2,925,527
    Plan of distribution fee................................       425,045
    Shares of beneficial interest repurchased...............       402,469
    Investment management fee...............................       276,279
Accrued expenses............................................       238,307
                                                              ------------

     TOTAL LIABILITIES......................................     4,267,627
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................   404,283,595
Net unrealized appreciation.................................    83,984,493
Accumulated net investment loss.............................       (51,171)
Accumulated net realized loss...............................    (4,347,214)
                                                              ------------

     NET ASSETS.............................................  $483,869,703
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  33,600,803 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                    $14.40
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

NET INVESTMENT INCOME:

INCOME
Dividends (net of $6,687 foreign withholding tax)...........  $ 6,583,412
Interest....................................................      270,753
                                                              -----------

     TOTAL INCOME...........................................    6,854,165
                                                              -----------

EXPENSES
Plan of distribution fee....................................    4,693,006
Investment management fee...................................    3,050,454
Transfer agent fees and expenses............................      822,888
Shareholder reports and notices.............................       88,485
Custodian fees..............................................       71,789
Professional fees...........................................       51,773
Registration fees...........................................       45,096
Trustees' fees and expenses.................................       29,406
Organizational expenses.....................................       10,460
Other.......................................................       18,406
                                                              -----------

     TOTAL EXPENSES.........................................    8,881,763
                                                              -----------

     NET INVESTMENT LOSS....................................   (2,027,598)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................   18,302,740
Net change in unrealized appreciation.......................   74,477,893
                                                              -----------

     NET GAIN...............................................   92,780,633
                                                              -----------

NET INCREASE................................................  $90,753,035
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 1995   OCTOBER 31, 1994
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................    $ (2,027,598)     $      (831,354)
Net realized gain (loss)....................................      18,302,740          (22,635,036)
Net change in unrealized appreciation.......................      74,477,893           21,479,587
                                                              ----------------   ----------------

     NET INCREASE (DECREASE)................................      90,753,035           (1,986,803)

Distributions from net realized gain........................        --                (68,486,686)
Net decrease from transactions in shares of beneficial
  interest..................................................     (63,860,121)        (155,714,841)
                                                              ----------------   ----------------

     TOTAL INCREASE (DECREASE)..............................      26,892,914         (226,188,330)

NET ASSETS:
Beginning of period.........................................     456,976,789          683,165,119
                                                              ----------------   ----------------

     END OF PERIOD
    (INCLUDING NET INVESTMENT LOSS OF $51,171 AND $46,185,
    RESPECTIVELY)...........................................    $483,869,703      $   456,976,789
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Capital Growth Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on December 8, 1989 and commenced operations on April 2, 1990.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily and includes accretion of discounts on certain short-term securities.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and

DEAN WITTER CAPITAL GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of approximately $127,100 which were reimbursed for the full amount thereof. Such expenses were fully amortized as of April 1, 1995.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.50% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided

DEAN WITTER CAPITAL GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the year ended October 31, 1995, it received approximately $1,018,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 aggregated $152,749,118 and $219,779,658, respectively.

For the year ended October 31, 1995, the Fund incurred brokerage commissions of $157,910 with DWR for portfolio transactions executed on behalf of the Fund. At October 31, 1995, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with DWR of $5,577,689 and $963,950, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $96,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during

DEAN WITTER CAPITAL GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

the last five years of service. Aggregate pension costs for the year ended October 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,008. At October 31, 1995, the Fund had an accrued pension liability of $51,757 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                                         OCTOBER 31, 1995              OCTOBER 31, 1994
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    9,967,719   $  129,676,850     4,146,525   $ 51,264,523
Reinvestment of distributions....................................      --              --           5,417,749     65,717,298
                                                                   -----------   --------------   -----------   ------------
                                                                     9,967,719      129,676,850     9,564,274    116,981,821
Repurchased......................................................  (14,892,453)    (193,536,971)  (22,223,330)  (272,696,662)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................   (4,924,734)  $  (63,860,121)  (12,659,056)  $(155,714,841)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1995, the Fund utilized approximately $19,249,000 of its net capital loss carryover. At October 31, 1995, the Fund had a net capital loss carryover of approximately $3,122,000 which will be available through October 31, 2002 to offset future capital gains to the extent provided by regulations.

As of October 31, 1995, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1995, paid-in-capital was charged and accumulated net investment loss was credited $2,022,612.

DEAN WITTER CAPITAL GROWTH SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                            FOR THE
                                                                                            PERIOD
                                                                                           APRIL 2,
                                                                                             1990*
                                                FOR THE YEAR ENDED OCTOBER 31               THROUGH
                                    -----------------------------------------------------   OCTOBER
                                      1995       1994       1993       1992       1991     31, 1990
----------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period............... $  11.86   $  13.35   $  14.09   $  13.58   $   9.19   $  10.00
                                    ---------  ---------  ---------  ---------  ---------  ---------

Net investment income (loss).......    (0.06)     (0.07)     (0.08)     (0.03)     (0.01)      0.01
Net realized and unrealized gain
 (loss)............................     2.60      --         (0.50)      0.58       4.42      (0.82)
                                    ---------  ---------  ---------  ---------  ---------  ---------

Total from investment operations...     2.54      (0.07)     (0.58)      0.55       4.41      (0.81)
                                    ---------  ---------  ---------  ---------  ---------  ---------

Less dividends and distributions
 from:
   Net investment income...........    --         --         --         --         (0.02)     --
   Net realized gain...............    --         (1.42)     (0.16)     (0.04)     --         --
                                    ---------  ---------  ---------  ---------  ---------  ---------

Total dividends and
 distributions.....................    --         (1.42)     (0.16)     (0.04)     (0.02)     --
                                    ---------  ---------  ---------  ---------  ---------  ---------

Net asset value, end of period..... $  14.40   $  11.86   $  13.35   $  14.09   $  13.58   $   9.19
                                    ---------  ---------  ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN+...........    21.42%     (0.79)%    (4.25)%     4.06%     48.07%     (8.10)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     1.89%      1.87%      1.81%      1.74%      1.83%      1.97%(2)

Net investment income (loss).......    (0.43)%    (0.15)%    (0.38)%    (0.32)%    (0.17)%     0.25%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................  $483,870   $456,977   $683,165   $973,110   $600,027   $206,588

Portfolio turnover rate............       33%        13%        25%        29%        40%        10%(1)

---------------------
 *   Commencement of operations.
 +   Does not reflect the deduction of sales charge.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER CAPITAL GROWTH SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Capital Growth Securities (the "Fund") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for the period April 2, 1990 (commencement of operations) through October 31, 1990, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 4, 1995

                 (This page has been left blank intentionally.)

TRUSTEES                                         ------------------------------
                                                 ------------------------------
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo                              DEAN WITTER
Edwin J. Garn                                       CAPITAL GROWTH
John R. Haire                                       SECURITIES
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311
                                                                     [Photo]
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

                                                           ANNUAL REPORT
                                                           OCTOBER 31, 1995

DEAN WITTER CAPITAL GROWTH SECURITIES
                                GROWTH OF $10,000

          DATE                             TOTAL               S&P
----------------------------------------------------------------------
----------------------------------------------------------------------
April 2, 1990                              $10,000             $10,000
----------------------------------------------------------------------
October 31, 1990                           $ 9,190             $ 9,173
----------------------------------------------------------------------
October 31, 1991                           $13,605             $12,242
----------------------------------------------------------------------
October 31, 1992                           $14,158             $13,459
----------------------------------------------------------------------
October 31, 1993                           $13,556             $15,465
----------------------------------------------------------------------
October 31, 1994                           $13,450             $16,061
----------------------------------------------------------------------
October 31, 1995                           $16,230 (3)         $20,306
----------------------------------------------------------------------
----------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                       1 YEAR          5 YEARS   LIFE OF FUND

                      21.42 (1)     12.18 (1)       9.19 (1)
                      16.42 (2)     11.93 (2)       9.07 (2)


                            ____Fund ____ S&P 500 (4)


Past performance is not predictive of future returns.
--------------------------------------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years - 2%, since inception - 1%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 1% CDSC, assuming a complete redemption on October 31, 1995.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.